UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2018

PVH CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

 (Registrant's telephone number, including area code) (212) 381-3500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.04. Temporary Suspension of Trading under Registrant's Employee Benefit Plans.
On October 18, 2018, PVH Corp. ("PVH") sent a notice (the "Blackout Notice") to its directors and officers (as defined under Rule 16-1(f) promulgated under the Securities Exchange Act of 1934, as amended) informing them of a blackout period that will begin at 4:00 P.M. EST on November 19, 2018 and end the week of December 9, 2018 (the "Blackout Period"). The Blackout Period is being imposed to allow for the transfer of administrative records in connection with a change in record keepers for the PVH Associates Investment Plan, the PVH Associates Investment Plan for Residents of the Commonwealth of Puerto Rico and the PVH Supplemental Savings Plan (the "Plans").
During the Blackout Period, participants in the Plans will have limited access to their accounts, and will be unable to check their account balances, transfer or diversify their investments or obtain a loan, withdrawal or distribution from their Plan accounts. The Blackout Notice informed the directors and officers that, during the Blackout Period, they will be prohibited from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring any equity security of PVH acquired in connection with their service as a director or employment as an officer.
During the Blackout Period and for a period of two years after the ending date of the Blackout Period, PVH security holders and other interested persons may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Mark D. Fischer, Executive Vice President and General Counsel at (212) 381-3509 or in writing at 200 Madison Avenue, New York, New York 10016.
A copy of the Blackout Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.
Exhibit No.     Description of Exhibit
99.1 Blackout Notice dated October 18, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By:	/s/ Mark D. Fischer
Mark D. Fischer, Executive Vice President

Date: October 18, 2018